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                                                                   Exhibit 10.20

[LOGO] UNITED STATES POSTAL SERVICE

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
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                                     AMENDMENT TO TRANSPORTATION SERVICES CONTRACT
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                                               1. AMENDMENT PURSUANT TO:
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a. CONTRACT NO.       b. AMENDMENT NO.   c. EFFECTIVE DATE   d. BEGIN CONTRACT TERM   e. END CONTRACT TERM

   SNET-01-PR            3                  November 30, 2002   August 27, 2001          August 27, 2006
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f. FOR MAIL SERVICE   CITY & STATE                           CITY & STATE
   IN OR BETWEEN      Various Airstops in Pacific Area

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                                                    2. CONTRACTOR
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a. NAME AND ADDRESS OF CONTRACTOR                            b. SOCIAL SECURITY/TAXPAYER IDENTIFICATION NO.

Evergreen Aviation Ground Logistics Enterprises, Inc. EZT    93-0876736
3850 Three Mile Lane
McMinnville, OR 97128                                        ---------------------------------------------------------
                                                             c. TELEPHONE NO.
                                                             503-472-9361
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                                              3. DESCRIPTION OF AMENDMENT
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This amendment is issued to effect a temporary change in the contract rate of payment of the operations for the holiday mailing season for terminal handling of dedicated aircraft and rollerbed service. The period of performance is
November 30, 2002 through December 25, 2002. Based on the schedules and workscope already provided to the supplier, the supplier will provide additional personnel and hours as detailed in Statement of Work and attachments to support the 2002 holiday mailing season (including CNET, CNI, XSEGS, Dial-A-planes). Additional staffing requirements significantly above the current workscope may result in pass-through costs as agreed upon by the Postal Service. The
USPS Administrative Official must approve any additional staffing. The supplier will provide the same terminal handling services for this holiday mailing season as it does under the SNET-01-PR contract.

The contracting officer and supplier agree to the following payment schedule:
December 6, 2002 - Facilities Lease costs and equipment costs
December 13, 2002 - 20% of the total cost
December 27, 2002 - 20% of the total cost
January 10, 2003 - 20% of the total cost
January 27, 2003 - Balance of total cost (excluding adjudication amounts)

Total Cost = $8,647,080.06

The supplier and contracting officer agree that 10% of total cost of contract will be withheld upon adjudication of irregularities.

All other terms and conditions of the contract remain unchanged.

Except as provided herein, all terms and conditions of the contract described in block 1 remain unchanged and in full force and effect
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4. The parties have caused this amendment to be executed, effective the date set forth in block 1c.
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                      PRINCIPAL                                                  U.S. POSTAL SERVICE
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/s/ Brian Bauer                                12/12/02
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(Signature of person authorized to sign)          Date       (Signature of Contracting Officer)                   Date

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NAME AND TITLE OF SIGNER                                     NAME AND TITLE OF CONTRACTING OFFICER
Brian Bauer                                                  Marilyn R. Davis
President                                                    Purchasing Specialist/Contracting Officer
Evergreen Aviation Ground Logistics Enterprises, Inc.
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PS FORM 7406, November 1994